Deferred Acquisition Costs	12 Months Ended
Dec. 31, 2023
Deferred Policy Acquisition Costs Disclosures [Abstract]
Deferred Policy Acquisition Costs	Deferred Acquisition Costs
Deferred acquisition costs comprises capitalized costs of $700 million and $701 million related to Non-life business and $321 million and $311 million related to Life and health business at December 31, 2023 and 2022, respectively.
The reconciliation of beginning and ending balances of deferred acquisition costs for the Company's traditional and limited payment long-duration contracts within the Life and health business for the years ended December 31, 2023, 2022 and 2021 was as follows (in thousands of U.S. dollars):

	2023	2022	2021
Long-term protection
Balance at beginning of year	$311,362	$298,783	$270,170
Capitalizations	38,056	67,432	69,548
Amortization expense	(32,012)	(31,467)	(29,696)
Foreign exchange effect	3,200	(23,386)	(11,239)
Balance at end of year	$320,606	$311,362	$298,783